SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-11(c) or Rule 14a-12

Southwest Gas Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on May 7, 2009.

SOUTHWEST GAS CORPORATION

5241 Spring Mountain Road

Las Vegas, Nevada 89150

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of 2009 Annual Meeting of Shareholders, Proxy Statement,

Annual Report, and Proxy Card are now available on-line at

http://www.swgas.com/proxymaterials.

To view these materials, you will need your 6-digit Control #(s), which is located above your name and address on this Notice.

If you want to receive a paper or e-mail copy of the above listed documents, you must request a copy. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before April 23, 2009.

You may request materials in one of three ways as follows:

1) Internet: http://www.swgas.com/proxymaterials 2) Telephone: 800-331-1119 or 702-876-7280 3) *E-mail: srs@swgas.com

*	If requesting material by e-mail, please send a blank e-mail with only your 6-digit Control # in the subject line. Your control number is located on this Notice above your name and address.

The Annual Meeting of Shareholders of Southwest Gas Corporation will be held on Thursday, May 7, 2009 at 10:00 A.M. PDT in the Florentine Ballrooms at Caesars Palace, 3570 Las Vegas Blvd., South, Las Vegas, Nevada.

You can vote in one of four ways:

1.	Vote by telephone. Please visit http://www.swgas.com/proxymaterials to access the proxy materials and proxy card and to obtain the toll free number to call. There is NO CHARGE to you for this call. Vote anytime until 11:59 P.M. PDT on May 6, 2009.

2.	Vote by internet at our internet address: http://www.swgas.com/proxymaterials. Use the Internet to access the proxy card. Have this Notice in hand when you access the Web site and follow the instructions. Vote your shares anytime until 11:59 P.M. PDT on May 6, 2009.

3.	Vote by mail. You may request a Proxy Card: (1) contact our Shareholder Services Department at (800) 331-1119 or (702) 876-7280; (2) internet at http://www.swgas.com/proxymaterials; or (3) e-mail at srs@swgas.com. Mark, sign and date your Proxy Card and return to Southwest Gas Corporation, LVA-150, P. O. Box 98511, Las Vegas, NV 89193-8511.

4.	Vote in person. Directions to attend the Annual Meeting and vote in person are included on the map on page M-1 of the Notice of 2009 Annual Meeting of Shareholders and Proxy Statement. If you own your shares in street name through a broker or other nominee, you must provide proof of identification and proof that you were the owner of the shares on March 10, 2009.

Items to be Voted on

The Board of Directors recommends a vote “FOR” the Nominees (Proposal 1) and Proposals 2 and 3 set forth below.

1.	Election of Directors. (Proposal 1);

	NOMINEES:

	01	George C. Biehl	05	Richard M. Gardner	09	Anne L. Mariucci	13	Terrence L. Wright
	02	Robert L. Boughner	06	LeRoy C. Hanneman, Jr.	10	Michael J. Melarkey
	03	Thomas E. Chestnut	07	James J. Kropid	11	Jeffrey W. Shaw
	04	Stephen C. Comer	08	Michael O. Maffie	12	Thomas A. Thomas

2.	To consider and act upon a proposal to continue the Amended and Restated Management Incentive Plan, as set forth in Appendix A to the Proxy Statement (Proposal 2); and

3.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2009 (Proposal 3).

Note:	To conduct such other business as may properly come before the meeting or any adjournment thereof.